GRAND PRIX FUNDS, INC.

   Supplement to Prospectus Dated February 26, 1999

Reduced Sales Charge

     You will be entitled to a reduced sales charge if you purchase Fund shares on Wednesday, March 17, 1999.
Anyone who purchases Fund shares on Wednesday, March
17, 1999, will pay an initial sales charge of 1.00% of the offering price regardless of the amount of shares purchased.

     With respect to IRA transfers or rollovers, if the Transfer Agent receives the necessary forms on Wednesday, March 17, 1999, to initiate a transfer or rollover you will receive the 1.00% sales charge regardless of the date upon which your funds are actually received by the Fund. If you have any questions, please call 1-800-432-4741.

     This information supplements the information contained on pages 10-15 of the Prospectus.



  The date of this Prospectus Supplement is March 3, 1999.